Exhibit 10.4

THE WARRANT EVIDENCED HEREBY, AND THE SECURITIES ISSUABLE HEREUNDER, HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE STATE SECURITY LAWS. THE WARRANT AND SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND SHALL NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE PROPOSED DISPOSITION IS THE SUBJECT OF A CURRENTLY EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND SUCH STATE SECURITIES LAWS IN CONNECTION WITH SUCH DISPOSITION.

                           SOLOMON TECHNOLOGIES, INC.

                     [FORM OF] COMMON STOCK PURCHASE WARRANT

                        Original Issue Date: May 16, 2003

                                 Warrant No. A-1

                            This Warrant is Issued to

                              CYTATION CORPORATION

(hereinafter called the "Registered Holder," which term shall include its successors and assigns) by Solomon Technologies, Inc., a Delaware corporation (hereinafter referred to as the "Company"). This Warrant may be transferred by the Registered Holder only in accordance with the provisions of Sections 1.04 and 5 hereof.

1.       The Warrant.

         1.01. Exercise price and payment. For value received and subject to the terms and conditions hereinafter set forth, the Registered Holder is entitled, upon surrender of this Warrant at any time on or after [ ], 2004 and prior to [ ], 2008 with the subscription form annexed hereto (the "Subscription Form") duly executed at the office of the Company at 7375 Benedict Avenue, Benedict, Maryland 20612, or such other office in the United States of which the Company shall notify the Registered Holder hereof in writing, to purchase from the Company, at the purchase price hereinafter specified (as adjusted from time to time, the "Exercise Price"), one hundred thirty-two thousand six hundred eighteen (132,618) shares (subject to adjustment from time to time as hereinafter set forth, the "Warrant Shares") of the Common Stock, $0.01 par value per share, of the Company (including any securities that may be substituted for such Common Stock in accordance with Section 1.06(C) of and any other applicable provisions of this Warrant, "Common Stock"). The initial per share Exercise Price shall be equal to 125% of the average closing price of the Common Stock on the over-the-

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counter bulletin board ("OTCBB") or other exchange during the first 30 trading days, provided that the Exercise Price shall be $.01 per share if the Common Stock does not trade on the OTCBB before October 2, 2004.

         As promptly as practicable after surrender of this Warrant and receipt of payment in good funds of the Exercise Price, the Company shall issue and deliver to the Registered Holder a certificate or certificates for the Warrant Shares purchased hereunder, in certificates of such denominations and in such names as the Registered Holder may specify, together with any other stock, securities or property which such Registered Holder may be entitled to receive pursuant to Section 1.06 hereof. Payment of the Exercise Price shall be made by check made payable to the order of the Company or wire transfer of funds to a bank account designated by the Company. Alternatively, if the Common Stock is then publicly traded the Registered Holder may elect to exercise the rights represented by this Warrant in whole or in part (but not as to fractional shares of Common Stock) by the surrender of this Warrant and delivery of an executed Subscription Form specifying that the Warrant shall be exercised, and the Exercise Price paid, by the Company's issuing to the Registered Holder a number of Warrant Shares computed using the following formula:

         X = Y (A-B)
             -------
                A

Where:   X = the number of shares of Common Stock to be issued to the Registered
             Holder.
         Y = the number of shares of Common Stock issuable upon exercise of this
             Warrant on the date of delivery of the Subscription Form.
         A = the current fair market value of one share of Common Stock.
         B = Exercise Price.

         As used herein, current fair market value of the Common Stock shall mean the numerical average of the fair market value per share of Common Stock over the 10 trading days immediately preceding the day on which the Subscription Form is received by the Company. If the Common Stock is then traded on a securities exchange, the OTCBB, the Nasdaq National Market or the Nasdaq SmallCap Market, "fair market value per share" on any given day shall be the closing price of a share of Common Stock on that exchange, the OTCBB, the Nasdaq National Market or the Nasdaq SmallCap Market for that day, or if the Common Stock is then traded in an over-the-counter market, "fair market value per share" on any given day shall be the closing bid price for a share of Common Stock on such market for that day.

         1.02. Authorized and Reserved Shares. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for the purpose of issue upon exercise of the rights evidenced hereby, a sufficient number of shares of the class of securities issuable upon exercise of this Warrant to provide for the exercise of such rights. Upon surrender for exercise, this Warrant shall be canceled and shall not be reissued; provided, however, that upon the partial exercise hereof a substitute Warrant of like tenor and date representing the rights to subscribe for and purchase any such unexercised portion hereof shall be issued.

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         1.03. Subdivision. This Warrant may be subdivided into one or more
Warrants entitling the Registered Holder to purchase shares of the class of securities issuable upon exercise of this Warrant in multiples of one or more whole shares, upon surrender of this Warrant by the Registered Holder for such purpose at the office of the Company.

         1.04. Register. The Company shall maintain at its office (or at such other office or agency of the Company as it may from time to time designate in writing to the Registered Holder hereof), a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder of this Warrant shall be the person or entity in whose name this Warrant is originally issued and registered, unless a subsequent holder shall have presented to the Company this Warrant, duly assigned to such holder, for inspection and a written notice of his acquisition of this Warrant and designating in writing the address of such subsequent holder, in which case such subsequent holder of this Warrant shall become the subsequent Registered Holder. Any Registered Holder of this Warrant may change his address as shown on such register by written notice to the Company requesting such change. Any written notice required or permitted to be given to the Registered Holder of this Warrant by the Company or to the Company by the Registered Holder shall be delivered by a nationally recognized air courier service, to the Registered Holder at the address as shown on such register or to the Company at the address shown in Section 1.01 of this Warrant, and shall be deemed to have been given when received.

         1.05. The rights of the Registered Holder shall be subject to the following terms and conditions. If the Company at any time or from time to time after the issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) the outstanding shares of the class of securities issuable upon exercise hereof into a greater number of shares, the Exercise Price in effect immediately before that subdivision shall be proportionately decreased. If the Company at any time or from time to time after the issuance of this Warrant combines (by reverse stock split or otherwise) the outstanding shares of the class of securities issuable upon exercise hereof, the Exercise Price in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

         1.06. Adjustment in the Number of Shares for Subdivisions or Combinations. Whenever the Exercise Price is adjusted pursuant to Section 1.05, the number of shares of the class of securities issuable upon exercise hereof also shall be adjusted by multiplying the number of shares subject to this Warrant immediately prior to the adjustment of the Exercise Price by a fraction
(x) the numerator of which is the Exercise Price immediately prior to the adjustment and (y) the denominator of which is the adjusted Exercise Price.

         (A) Adjustment for Reclassification, Exchange, or Substitution. In the event that at any time or from time to time after the Original Issue Date, the class of securities issuable upon the exercise of this Warrant shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a merger, consolidation, or sale of assets provided for below), then and in each such event the Registered Holder of this Warrant shall have the right thereafter to exercise this Warrant for the kind and amount of shares of stock and other securities and property receivable upon such

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

reorganization, reclassification, or other change, by holders of the number of shares of the class of securities for which such Warrant was exercisable immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

         (B) Adjustment for Merger, Consolidation or Sale of Assets. In the event that at any time or from time to time after the Original Issue Date, the Company shall merge or consolidate with or into another entity or sell all or substantially all of its assets, this Warrant shall thereafter be exercisable for the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of the class of securities of the Company deliverable upon exercise of this Warrant would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions set forth in this Section 1.06 with respect to the rights and interest thereafter of the Registered Holder of this Warrant, to the end that the provisions set forth in this Section 1.06 including provisions with respect to changes shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant.

         (C) Effect of Certain Transactions. If the Company is a party to a merger or reorganization with one or more other corporations or if the Company consolidates with or into one or more other corporations, and as a result of the consolidation, merger or reorganization, the stockholders of the Company hold less than 50% of the equity in the surviving or resulting company, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets to another corporation, or in the event of a sale of all or substantially all of its capital stock (each hereinafter referred to as a "Transaction"), in any case while this Warrant remains outstanding, this Warrant may be canceled by the Board of Directors as of the effective date of such Transaction, provided that notice of such cancellation shall be given to the registered holder and the registered holder shall have the right to exercise this Warrant during the twenty (20) day period preceding the effective date of such Transaction. In the event that this Warrant is not canceled by the Board of Directors as set forth above, after the effective date of such Transaction, this Warrant shall remain outstanding and shall be exercisable pursuant to the terms of this Warrant.

         (D) No Impairment. The Company shall not, by amendment of its Charter or By-Laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but shall at all times in good faith assist in the carrying out of all the provisions of this Section 1.06 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment.

         (E) Notice of Adjustment of Number of Shares. Upon any adjustment, readjustment or other change relating to the number of shares purchasable upon exercise of this Warrant or to the Exercise Price, then, and in each such case, the Company at its expense shall give written notice thereof, delivered by a nationally recognized air courier service, addressed to the Registered Holder at the address of such Registered Holder as shown on the books of the Company, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of shares (or other denominations of securities) purchasable at

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

the Exercise Price upon the exercise of this Warrant setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         (F) Notice. In case at any time: (1) the Company shall pay any dividend or make any distribution (other than regular cash dividends from earnings or earned surplus paid at an established rate) to the holders of the class of securities issuable upon exercise of this Warrant, or any class or series of securities into which the class of securities issuable upon exercise hereof may be convertible; (2) the Company shall offer for subscription pro rata to the holders of the class of securities issuable upon exercise of this Warrant any additional shares of stock of any class or other rights; (3) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with or sale of all or substantially all of its assets to another corporation; or (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of such cases, the Company shall give written notice, delivered by a nationally recognized air courier service, addressed to the Registered Holder at the address of such Registered Holder as shown on the books of the Company, of the date on which (a) the books of the Company shall close or a record date shall be fixed for determining the shareholders entitled to such dividend, distribution or subscription rights, or (b) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also provide reasonable details of the proposed transaction and specify the date as of which the holders of record of the class of securities issuable upon exercise of this Warrant shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their securities for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least 20 days prior to the action in question and not less than 20 days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

         (G) Voting Rights. This Warrant shall not entitle the Registered Holder to any voting rights or any other rights as a stockholder of the Company but upon presentation of this Warrant with the Subscription Form annexed duly executed and the tender of payment of the Exercise Price at the office of the Company pursuant to the provisions of this Warrant, the Registered Holder shall forthwith be deemed a stockholder of the Company in respect of the securities for which the Registered Holder has so subscribed and paid.

         (H) No Change Necessary. The form of this Warrant need not be changed because of any adjustment in the Exercise Price or in the number of shares issuable upon its exercise. A Warrant issued after any adjustment on any partial exercise or upon replacement may continue to express the same Exercise Price and the same number of shares (appropriately reduced in the case of partial exercise) as are stated on this Warrant as initially issued, and that Exercise Price and that number of shares shall be considered to have been so changed as of the close of business on the date of adjustment.

         1.07. Adjustment of Number of Warrant Shares and Exercise Price Upon Issuance of Stock for Less than Exercise Price Per Share.

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

         (A) Issuance of Shares of Common Stock. In case after the date hereof, the Company shall issue any shares of Common Stock, other than upon the exercise of any securities, options or warrants issued by the Company which are convertible into, or exchangeable or exercisable for, directly or indirectly, shares of Common Stock ("Convertible Securities"), at a price per share less than the Exercise Price (as then in effect), then in each such event the Number of Warrant Shares shall be adjusted upward to that Number of Warrant Shares determined by the following formula, and the Exercise Price shall be decreased in proportion to the increase in the Number of Warrant Shares:


                               A =   WSB x TA
                                   -------------
                                   DISCOUNTED TA

         where:               A =   the adjusted Number of Warrant Shares;

                            WSB = the Number of Warrant Shares in effect immediately prior to such event;

                             TA = the total number of shares of Common Stock outstanding on the applicable date, including all shares of Common Stock issuable upon exercise, conversion or exchange of Convertible Securities outstanding on such date, whether or not exercisable, convertible or exchangeable on such date.("Outstanding Common Equivalent Shares") immediately following such event;

                  DISCOUNTED TA =   the total number of Outstanding Common
                                    Equivalent Shares immediately prior to such event plus the number of shares of Common
                                    Stock which the aggregate issuance price of the total number of shares of Common Stock issued in such event would purchase at the Exercise Price.

         (B) Issuance of Convertible Securities. In case after the date hereof, the Company shall issue any Convertible Securities and the minimum price per share for which shares of Common Stock are issuable pursuant to such Convertible Securities shall be less than the Exercise Price in effect immediately prior to the issuance of such Convertible Securities, then the total maximum number of shares of Common Stock issuable upon the exercise or conversion of all of such Convertible Securities shall be deemed to be outstanding and to have been issued or sold for purposes of Section 1.07(A) hereof for the minimum price per share as so determined.

         For purposes of the foregoing, the "the minimum price per share for which shares of Common Stock are issuable pursuant to such Convertible Securities" shall be determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance of such Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise or conversion of such Convertible Securities, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise or conversion of all of such Convertible Securities.

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

         Subject to the following, no further adjustment of the Number of Warrant Shares or Exercise Price shall be made upon the actual issuance of shares of Common Stock so deemed to have been issued. Upon the expiration or termination of the exercise or conversion privileges of Convertible Securities for which any adjustment was made pursuant to Section 1.07(A) and this Section 1.07(B), or if the price payable upon exercise or conversion or the rate of conversion of any such Convertible Securities shall change at any time, then the Number of Warrant Shares and the Exercise Price shall be readjusted, and shall thereafter be such number and price as would have prevailed had the Number of Warrant Shares and Exercise Price been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of (i) the shares of Common Stock, if any, actually issued upon the exercise or conversion of such Convertible Securities and (B) the consideration actually received by the Company upon such exercise or conversion plus the consideration, if any, actually received by the Company for the issuance of Convertible Securities. No such readjustment shall have the effect of decreasing the Number of Warrant Shares or increasing the Exercise Price by an amount in excess of the amount of the adjustment initially made for the issuance of such Convertible Securities.

         (C) Consideration Other Than Cash. In case the Company issues any shares of Common Stock or Convertible Securities for consideration part or all of which is in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company or, if the Registered Holder shall, in the exercise of its sole discretion, object to such determination, by an independent investment banking firm mutually selected by the Company and the Registered Holder (the cost of the engagement of such investment banking firm to be borne by the Company).

2. Covenant of the Company. All securities which may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

3. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon exercise of this Warrant. If, upon exercise of this Warrant as an entirety, the Registered Holder would be entitled to received a fractional share, then the Company shall pay in cash to such Registered Holder an amount equal to such fractional share multiplied by the fair market value of one share of the class of securities issuable upon exercise of this Warrant (as determined by the Board of Directors of the Company) on the date of such exercise.

4. Substitution. In the case this Warrant shall be mutilated, lost, stolen or destroyed, the Company will issue a new Warrant of like tenor and denomination and deliver the same (a) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (b) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft, or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction), and of indemnity (or, in the case of the initial Registered Holder or any other institutional holder, an indemnity agreement) satisfactory to the Company.

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

5. Transfer Restrictions. This Warrant shall not be sold, transferred, pledged or hypothecated unless the proposed disposition is the subject of a currently effective registration statement under the Securities Act of 1933, as amended, or unless the Company has received an opinion of counsel reasonably satisfactory in form and scope to the Company that such registration is not required.

6. Registration Rights. The Warrant Shares shall be included in the first registration statement filed by the Company with the Securities and Exchange Commission.

7. Remedies. Each party stipulates that the remedies at law in the event of any default of threatened default by the other party in the performance or compliance with any of the terms of this Warrant are and will not be adequate, and that such terms may be specifically enforced by a decree for that specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

8. Governing Law. This Warrant and its provisions and the rights and obligations of the parties hereunder shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware, without regard to its principles of conflicts of laws.

9. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its Chief Executive Officer thereunto duly authorized under seal this [ ] day of [ ], 2003.

ATTEST:                                SOLOMON TECHNOLOGIES, INC.


_________________________________      By: _____________________________________
Secretary                                  Name: David E. Tether
                                           Title: Chief Executive Officer


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                                SUBSCRIPTION FORM


         The undersigned, the Registered Holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _____ shares of common stock of Solomon Technologies, Inc., and herewith (check one) ____ makes payment of $__________ therefor or _______ elects to pay the Exercise Price using the alternative method set forth in Section 1.01 of such Warrant and requests that the certificates representing such shares be issued in the name of and delivered to:______________________ and if such shares shall not include all of the shares issuable under this Warrant, that a new Warrant of like tenor and date be delivered to the undersigned holder for the shares not issued.



Dated:___________________________      Signature:_______________________________





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                               FORM OF ASSIGNMENT


         For value received the undersigned hereby sells, assigns and transfers unto ____________________________ whose address is ____________________________, the within Warrant with respect to shares purchasable thereby, and does hereby irrevocably constitute and appoint attorney to transfer the within Warrant on the books of the within named corporation with full power of substitution in the premises. Dated:

In the presence of:


_________________________________      _________________________________________
                                       Signature





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